UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)                November 8, 2005

                       THE MANAGEMENT NETWORK GROUP, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-27617                  48-1129619
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(State or other jurisdiction          (Commission               (IRS Employer
       of incorporation)              File Number)           Identification No.)


           7300 College Boulevard, Suite 302, Overland Park, KS 66210
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           (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code                (913) 345-9315

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 8, 2005, The Management Network Group, Inc. announced its results of operations and financial condition for the third quarter which ended October 1, 2005. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

     The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C). EXHIBITS.

EXHIBIT
NUMBER                  DESCRIPTION
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99.1                    Press Release dated November 8, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE MANAGEMENT NETWORK GROUP, INC.
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                                             (Registrant)

Date:  November 8, 2005          By:  /s/ Donald E. Klumb
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                                      Donald E. Klumb
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description of Document

99.1                Press  Release  of   Registrant,   Dated  November  8,  2005
                    Announcing Financial Results for its Third Quarter Ended October 1, 2005